QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2005

SLM CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	File No. 001-13251 (Commission File Number)	52-2013874 (IRS Employer Identification Number)
12061 Bluemont Way, Reston, Virginia (Address of principal executive offices)	20190 (zip code)

Registrant's telephone number, including area code: (703) 810-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

        On May 2, 2005, SLM Corporation (the "Company") provided a final set of audited financial statements for its former subsidiary, the Student Loan Marketing Association (the "GSE"), to the U.S. Department of the Treasury—Office of Sallie Mae Oversight. The GSE ceased operations and was dissolved on December 29, 2004. These financial statements are furnished as Exhibit 99.1 to this Current Report on Form 8-K and should be read in conjunction with the financial statements and notes thereto included in the Company's 2004 Form 10-K filed with the Securities and Exchange Commission on March 16, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION
By:	/s/ C.E. ANDREWS
	Name:	C.E. Andrews
	Title:	Executive Vice President, Accounting and Risk Management

Dated: May 2, 2005

SLM CORPORATION

Form 8-K

CURRENT REPORT

EXHIBIT INDEX

Exhibit No.	Description
99.1	Student Loan Marketing Association Consolidated Financial Statements.

QuickLinks

  Item 2.02 Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX